UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2026
ARRAY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39613	83-2747826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3901 Midway Place NE
Albuquerque, New Mexico 87109
(Address of Principal Executive Offices, and Zip Code)
(505) 881-7567
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ARRY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 31, 2026, Array Technologies, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing the completion of its acquisition of Affordable Wire Management, LLC, a Delaware limited liability company (“AWM”). The Press Release, a copy of which is attached hereto as Exhibit 99.1 of this Current Report on Form 8-K, is incorporated by reference herein. Additionally, a copy of the Press Release is available on the Company’s website at www.arraytechinc.com. Information on the Company’s website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

The information included in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Events.

On August 31, 2026, the Company completed the previously announced acquisition of AWM, pursuant to that certain equity purchase agreement (as amended, the “Purchase Agreement”), dated as of July 16, 2026, by and among the Company, AWM, STINorland USA, Inc., a California corporation and wholly owned subsidiary of the Company (“Buyer”), DS Equity Holdings LLC, a Delaware limited liability company, Scott R. Rand and Daniel R. Smith. At the closing of the AWM acquisition, pursuant to the Purchase Agreement, Buyer paid cash consideration of approximately $165 million, net of customary adjustments for cash, indebtedness, net working capital, transaction expenses and escrow amounts and subject to final post-closing settlement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit#	Description

99.1	Press Release of Array Technologies, Inc., dated August 31, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array Technologies, Inc.

Date: August 31, 2026	By:	/s/ Gina K. Gunning
	Name:	Gina K. Gunning
	Title:	Chief Legal Officer and Corporate Secretary